Exhibit 99.1
                                                                    ------------
                                  [Salon logo]
                                                               Media Contact:
                                                               Patrick Hurley
                                                               Vice President
                                                               (415) 645-9320
                                                               phurley@salon.com

                              FOR IMMEDIATE RELEASE
              SALON REPORTS FIRST QUARTER FISCAL YEAR 2005 RESULTS

              RECORDS NET LOSS ATTRIBUTABLE TO COMMON STOCKHOLDERS
       OF $1.2 MILLION COMPARED TO $1.3 MILLION LOSS IN PRIOR YEAR PERIOD

          RECORDS FIRST EVER NON-GAAP PRO FORMA PROFIT ATTRIBUTABLE TO COMMON STOCKHOLDERS OF $0.2 MILLION COMPARED TO $1.1 MILLION
                           LOSS IN PRIOR YEAR PERIOD

             FIRST QUARTER REVENUES OF $1.7 MILLION, A 66% INCREASE
                             FROM PRIOR YEAR PERIOD

SAN FRANCISCO, Calif. --- August 5, 2004 --- Salon Media Group, Inc. (SALN.OB), an Internet media company, announced today a net loss attributable to common stockholders of $1.2 million or ($0.08) per share for its first quarter ended June 30, 2004, compared to a net loss attributable to common stockholders of $1.3 million or ($0.09) per share for its first quarter ended June 30, 2003. On a non-GAAP pro forma basis, Salon recorded a non-GAAP pro forma profit attributable to common stockholders of $0.2 million compared to a non-GAAP loss attributable to common stockholders of $1.1 million in the prior year period. The non-GAAP profit for the current quarter of $0.2 million excludes the following non-cash charges: $490,000 from re-valuing warrants issued in conjunction with operations, $398,000 from re-valuing warrants issued to preferred stockholders and included as a preferred deemed dividend charge, $150,000 of utilized prepaid advertising rights, $94,000 of depreciation and amortization charges and a $195,000 preferred deemed dividend charge resulting from the issuance of preferred stock at an effective common stock purchase price below the market price of Salon's common stock on the date of the transaction. The non-GAAP loss in the prior year period of $1.1 million excludes the following non-cash charges: $214,000 of depreciation and amortization charges, $120,000 of utilized prepaid advertising rights, a benefit of $21,000 from re-valuing warrants issued in conjunction with operations, and a benefit of $72,000 from re-valuing warrants issued to preferred stockholders and recorded as a preferred deemed dividend.

Total revenues for the quarter ended June 30, 2004 were $1.7 million, compared to $1.0 million a year ago, a 66% increase, with advertising revenues increasing to $1.0 million from $0.4 million a year ago.

"We are very excited to report Salon's first ever pro forma net profit," said David Talbot, Salon's Chairman and CEO. "This milestone could not have been reached without the concerted effort and dedication of Salon's employees, investors and readers."

A reconciliation of net loss calculated in accordance with generally accepted accounting principles generally accepted in the United States of America (GAAP) and pro forma net income (loss) is provided immediately following the consolidated statements of operations below. These pro forma measures are not in accordance with, or an alternative for, GAAP and may be different from pro forma measures used by other companies. Salon believes that the presentation of pro forma results provides useful information to management and investors regarding underlying trends in its consolidated financial condition and results of operations. Readers of Salon's consolidated financial statements are advised to review and carefully consider the financial information prepared in accordance with GAAP contained in this press release and Salon's periodic filings with the Securities and Exchange Commission.

HIGHLIGHTS OF QUARTER ENDING JUNE 30, 2004:
-------------------------------------------

     o Total revenues for the current period were $1.7 million compared to $1.0 million last year, a 66% increase. Advertising revenues for the current period were $1.0 million compared to $0.4 million last year, a 163% increase.

     o Salon Premium subscribers at the end of the quarter were 75,700 compared to 66,200 a year ago.

     o Controlling costs resulted in total GAAP operating expenses for the quarter of $2.0 million, the lowest since becoming a publicly traded company in June 1999.

     o GAAP loss from operations of $0.3 million for the quarter was the best performance of the company since becoming a publicly traded company in June 1999.

     o Excluding non-cash related charges of $1.3 million, recorded a non-GAAP pro forma profit attributable to common stockholders of $0.2 million, compared to a non-GAAP pro forma loss attributable to common stockholders of $1.1 million last year after excluding $0.2 million of non-cash charges.

FUTURE PERIODS GUIDANCE:

Salon does not believe that the quarter ending June 30, 2004 non-GAAP financial results should be considered predictive of future quarter results. Even though Salon reached non-GAAP pro forma net income for its quarter ended June 30, 2004, Salon does not anticipate attaining non-GAAP pro forma net income for its quarter ending September 30, 2004 and cannot accurately predict when it will reach this milestone in future quarters. Due to seasonality, Salon estimates that total revenues for its quarter ending September 30, 2004 will decrease to $1.3 - $1.4 million, with advertising sales comprising $0.6-$0.7 million of the total. Salon cannot predict total revenues after September 30, 2004 owing to the relative short time frame in which advertising orders are secured and when they run on our Website and the lack of significant long-term advertising orders.

ABOUT SALON MEDIA GROUP, INC.:

Founded in 1995, Salon is an Internet media company that produces various award-winning, original content sites; and hosts- two subscription communities - Table Talk and The Well.

"Safe Harbor" Statement under the U.S. Private Securities Litigation Reform Act of 1995: This press release, including the statements by David Talbot, contains certain "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are naturally subject to uncertainty and changes in circumstances. Actual results may vary materially from the expectations contained herein. The forward-looking statements contained herein include statements about future financial and operating results of Salon. Factors that could cause actual results to differ materially from those described herein include: the economic environment of the media industry; the difficulty in securing on-line advertising; growth in subscription revenue programs; uncertain revenue sources and the general economic environment. More detailed information about these factors is set forth in the reports filed by Salon with the Securities and Exchange Commission. Salon is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements, whether as a result of new information, future events or otherwise. We do not believe that our reported net loss or non-GAAP pro forma net income for the quarter ending June 30, 2004 should be considered predictive of future period or full year results.

Note: Salon is a registered trademark of Salon Media Group, Inc. All other company and product names mentioned are trademarks of their respective owners.

                             SALON MEDIA GROUP, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                      (in thousands, except per share data)
                                   (Unaudited)

                                                               Three Months Ended
                                                                     June 30
                                                            -------------------------
                                                              2004             2003
                                                            --------         --------
Net revenues                                                $  1,733         $  1,045
                                                            --------         --------

Operating expenses:
         Production and content                                1,200            1,189
         Sales and marketing                                     468              563
         Research and development                                135              149
         General and administrative                              228              371
         Amortization of intangibles                            --                 93
                                                            --------         --------
                  Total operating expenses                     2,031            2,365
                                                            --------         --------

Loss from operations                                            (298)          (1,320)
Other income (expense), net                                     (273)             (72)
                                                            --------         --------
Net loss                                                        (571)          (1,392)
Preferred deemed dividend                                       (593)              72
                                                            --------         --------
Net loss attributable to common stockholders                $ (1,164)        $ (1,320)
                                                            ========         ========

Basic and diluted net loss per share attributable to
         common stockholders                                $  (0.08)        $  (0.09)

Weighted average shares used in computing basic
         and diluted net loss per share attributable
         to common stockholders                               14,155           13,997

                             SALON MEDIA GROUP, INC.
                 PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                      (in thousands, except per share data)
                                   (Unaudited)

                                                                              Three Months Ended
                                                                                 June 30, 2004
                                                            ---------------------------------------------------------
                                                            As Reported(1)         Adjustments            Pro Forma
                                                            -------------         -------------         -------------
Net revenues                                                $       1,733         $        --           $       1,733
                                                            -------------         -------------         -------------
Operating expenses:
      Production and content                                        1,200                  (141)                1,059
      Sales and marketing                                             468                  (161)                  307
      Research and development                                        135                    (8)                  127
      General and administrative                                      228                   (41)                  187
      Amortization of intangibles                                    --                    --                    --
                                                            -------------         -------------         -------------
                Total operating expenses                            2,031                  (351)                1,680
                                                            -------------         -------------         -------------

Loss from operations                                                 (298)                  351                    53
Other income (expense), net                                          (273)                  383                   110
                                                            -------------         -------------         -------------
Net loss                                                             (571)                  734                   163
Preferred deemed dividend                                            (593)                  593                  --
                                                            -------------         -------------         -------------
Net profit (loss) attributable to
      common stockholders                                   $      (1,164)        $       1,327         $         163
                                                            =============         =============         =============

Basic net profit (loss) per share attributable to
      common stockholders                                   $       (0.08)                              $        0.01
Dilutive net profit (loss) per share attributable           $       (0.08)                              $        0.00
      to common stockholders

Weighted average shares used in computing
      basic net profit (loss) per share attributable
      to common stockholders                                       14,155                                      14,155
Weighted average shares used in computing
      dilutive net profit (loss) per share
      attibutable to common stockholders                           14,155                                 160,602,578

(1) In accordance with accounting principles generally accepted in the United States

                             SALON MEDIA GROUP, INC.
                 PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                      (in thousands, except per share data)
                                   (Unaudited)

                                                                            Three Months Ended
                                                                               June 30, 2003
                                                         ---------------------------------------------------------
                                                         As Reported(1)         Adjustments            Pro Forma
                                                         -------------         -------------         -------------
Net revenues                                             $       1,045         $        --           $       1,045
                                                         -------------         -------------         -------------

Operating expenses:
        Production and content                                   1,189                   (40)                1,149
        Sales and marketing                                        563                  (133)                  430
        Research and development                                   149                    (7)                  142
        General and administrative                                 371                   (10)                  361
        Amortization of intangibles                                 93                   (93)                 --
                                                         -------------         -------------         -------------
               Total operating expenses                          2,365                  (283)                2,082
                                                         -------------         -------------         -------------

Loss from operations                                            (1,320)                  283                (1,037)
Other income (expense), net                                        (72)                   30                   (42)
                                                         -------------         -------------         -------------
Net loss                                                        (1,392)                  313                (1,079)
Preferred deemed dividend                                           72                   (72)                 --
                                                         -------------         -------------         -------------
Net loss attributable to common stockholders             $      (1,320)        $         241         $      (1,079)
                                                         =============         =============         =============

Basic and diluted net loss per share attributable
        to common stockholders                           $       (0.09)                              $       (0.08)

Weighted average shares used in computing
        basic and diluted net loss per share
        attributable to common stockholders                     13,997                                      13,997

(1) In accordance with accounting principles generally accepted in the United States

                             SALON MEDIA GROUP, INC.
                 PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                      (in thousands,except per share data)
                                   (Unaudited)

                                                                    Three Months Ended
                                                                          June 30,
                                                                 -------------------------
                                                                   2004             2003
                                                                 --------         --------
Net loss attributable to common stockholders                     $ (1,164)        $ (1,320)

Less:
     Charges resulting from re-valuing warrants issued in
         conjunction with operations                                  490              (21)
     Utilization of prepaid advertising rights                        150              120
     Depreciation and amortization charges                             94              214
     Preferred deemed dividend charge from re-valuation
         of warrants issued to preferred stockholders                 398              (72)
     Preferred deemed dividend charge from issuance of
         preferred stock                                              195             --
                                                                 --------         --------
Pro forma net loss attributable to common stockholders           $    163         $ (1,079)
                                                                 ========         ========

                             SALON MEDIA GROUP, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
          (in thousands, except share and per share amounts, unaudited)

                                                                        June 30,         March 31,
                                                                          2004             2004
                                                                        --------         --------
Assets
      Current assets:
              Cash and cash equivalents                                 $    765         $    696
              Accounts receivable, net                                       821              306
              Prepaid expenses, and other current assets                     335              432
                                                                        --------         --------
                      Total current assets                                 1,921            1,434
      Property and equipment, net                                            129               89
      Prepaid advertising rights                                           4,280            4,430
      Goodwill                                                               200              200
      Other assets                                                           102              117
                                                                        --------         --------
                      Total assets                                      $  6,632         $  6,270
                                                                        ========         ========
Liabilities and stockholders' equity Current liabilities:
              Accounts payable and accrued liabilities                     1,107            1,143
              Deferred revenue                                             1,095            1,107
                                                                        --------         --------
                      Total current liabilities                            2,202            2,250
      Warrants payable                                                     3,581            2,621
                                                                        --------         --------
                      Total liabilities                                    5,783            4,871
                                                                        --------         --------

Stockholders' equity:
      Common stock                                                            14               14
      Preferred stock                                                       --               --
      Additional paid-in-capital                                          92,934           92,320
      Accumulated deficit                                                (92,099)         (90,935)
                                                                        --------         --------
                      Total stockholders' equity                             849            1,399
                                                                        --------         --------
                      Total liabilities and stockholders' equity        $  6,632         $  6,270
                                                                        ========         ========